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                                                                    EXHIBIT 99.2


                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Danice Chartrand, the Chief Financial Officer of Southern Michigan Bancorp, Inc. (the "Company") hereby certifies that, to the best of her knowledge:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002, and to which this Certification is attached as Exhibit 99.2 (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 26, 2003

                                        /s/ Danice Chartrand
                                        ---------------------------------------
                                        Danice Chartrand
                                        Chief Financial Officer


This certification accompanies the Annual Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.









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